UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 27, 2010
VIDEO DISPLAY CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	0-13394	58-1217564
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1868 Tucker Industrial Road
Tucker, Georgia	30084
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (770) 938-2080
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
On August 27, 2010, at the Annual Meeting of Shareholders of Video Display Corporation (the “Company”), the shareholders elected each of the Company’s nominees for director to serve for a term of one year.
The voting results at the Company’s 2010 Annual Meeting were as follows:

				Broker
Director	For	Against	Abstain	Non Votes
Ronald D. Ordway	6,394,239	19,345	64,821	0
Murray Fox	6,121,604	291,980	64,821	0
Peter Frend	6,394,458	14,441	69,506	0
Carolyn Howard	6,384,709	28,990	64,706	0
Carlton Sawyer	6,400,954	7,945	69,506	0
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2010	VIDEO DISPLAY CORPORATION
	By:	/s/ Ronald D. Ordway
Ronald D. Ordway
Chief Executive Officer